Exhibit 10.7
*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER
Owner Modification of Warehouse 1 and Laboratory

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00042 DATE OF CHANGE ORDER: April 30, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
Prior to Substantial Completion of Subproject 1, Owner desires to modify, occupy, and use the following two (2) components of the Stage 1 Liquefaction Facility:

•	Component 00A-4000 Warehouse 1 - a portion of System 040-22 - “MISC STORAGE BUILDINGS” (“Warehouse 1”)

•	Component 00A-4052 Laboratory - a portion of System 040-01, “O&M AND CONTROL ROOM BUILDING 00A-4024 AND LABORATORY 00A-4052” (the “Lab”, together with Warehouse 1, the “Buildings”)
Owner desires to self-execute certain modifications to, as well as occupy and use, the Buildings. Contractor agrees that Owner and its subcontractors shall modify the Buildings during Phase 1, and shall occupy and use the Buildings during Phase 2, subject to the following conditions:

1)
“Phase 1” means the time period beginning upon execution of this Change Order and ending: (i) with respect to the Lab, when Contractor obtains a certificate of occupancy or other applicable authorization for the Lab from the appropriate Governmental Instrumentality for the occupancy of the Lab (a “Certificate of Occupancy”); and (ii) with respect to Warehouse 1, when Contractor obtains a Certificate of Occupancy for Warehouse 1.

2)	“Phase 2” means the time period following the end of Phase 1 and ending on the date of Substantial Completion of Subproject 1.
3)During Phase 1:

a)
Contractor shall complete fit out of the Buildings in accordance with the Agreement (including the Specifications) so that the Buildings are ready for full occupancy and shall obtain a Certificate of Occupancy for each of the Buildings according to the Project Schedule. Prior to Phase 2, Contractor shall have full and unrestricted access in and to the Buildings as is necessary to perform the Work inside, outside and adjacent to the Buildings as described in Exhibit B to this Change Order.

b)
Owner may perform only construction and fit-out activities within the Buildings. To assist Owner with the modifications to the Buildings, Contractor hereby delivers to Owner the Buildings packages attached hereto as Exhibit A.

c)
Contractor shall deliver to Owner the keys to the Buildings and Owner shall maintain access control and security inside the Buildings. Contractor will install a barricade around the Buildings with access points for Owner and its subcontractors to enter the Buildings. Subject to Clause 3.a above, Contractor shall not occupy or operate the Buildings.

d)	Owner shall follow Contractor’s work authorization and lockout/tagout processes and comply with the applicable operations and maintenance manuals for the mechanical systems in the Buildings.

e)	Owner shall obtain Contractor’s approval for modifications that require tie-ins to the utilities.

f)
For purposes of this Change Order, Owner shall cause its subcontractors performing the Owner activities described herein to stay within the designated area around the Buildings and use La Quinta Road for access to the Site and Buildings.

g)
Contractor shall continue to perform preventive maintenance on the Buildings and their systems according to the operating and maintenance manuals. Immediately prior to Phase 2, Owner and Contractor shall jointly inspect the

Remaining Work (as set forth in Exhibit B) to determine and record the condition of the Remaining Work. The Parties shall agree on a punchlist of items identified as needing to be completed or corrected as a result of such inspection. Owner shall provide Contractor with reasonable access to complete all punchlist items so long as such access does not unreasonably interfere with Owner’s operation of the Buildings.
4)During Phase 2:

(a)	Owner shall have the right to occupy and use the Buildings, locate operators in the Buildings and use and store parts in Warehouse 1.

(b)
Owner shall designate one (1) individual as Contractor’s point of contact for Warehouse 1 for purposes of administering a commissioning parts usage and replacement program for those parts owned by Owner and stored in Warehouse 1. Such program shall be in writing and approved by Owner. The designated individual shall be onsite and readily available.

(c)	Owner shall perform work in the Buildings under Owner’s work processes and not Contractor’s work authorization or lockout/tagout processes.

(d)	Contractor shall continue to provide utilities (temporary and permanent) to the Buildings.

(e)	Owner will transport its personnel to the Buildings.

(f)	Owner will perform preventive maintenance on the Buildings.

(g)	Owner shall have risk of loss of any of Owner’s parts stored in Warehouse 1.

5)
Other than for the Work described in Exhibit B, the Defect Correction Period for each Building shall commence upon the commencement of Phase 1. The Defect Correction Period for all Work set forth in Exhibit B to this Change Order shall commence upon the commencement of Phase 2.

6)
Contractor’s builder’s risk insurance shall continue to cover the Buildings until the end of Phase 1; provided, however, that Owner shall be responsible for the per occurrence deductible under Contractor’s builder’s risk policy to the extent damage to the Buildings is caused by Owner Group’s fault during Phase 1.

7)	Owner shall manage Environmental, Safety & Health incidents involving Owner’s work within the Buildings, with Contractor’s reasonable assistance as needed on a cost reimbursable basis.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$7,080,830,000
Net change by previously authorized Change Orders (0001-00041).................................................................		$695,002,402
The Contract Price prior to this Change Order was...........................................................................................		$7,775,832,402
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................		$7,775,832,402

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00041).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00041).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$950,561,351
Net change by previously authorized Change Orders (0001-00041).................................................................	$(812,283,979)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$138,277,372
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$138,277,372
Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A
Adjustment to Payment Schedule: N/A
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.
Initials: /s/ SB Contractor /s/ EL Owner
~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~
~~Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
SVP E&C	SVP
Title	Title
May 3, 2018	April 30, 2018
Date of Signing	Date of Signing

CHANGE ORDER
Hurricane Harvey Relief and Special Schedule Rewards

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00043 DATE OF CHANGE ORDER: May 18, 2018

The Agreement between the Parties listed above is changed as follows:

1.
Per Section 6.8 of the Agreement, the Parties agree that Contractor is entitled to an adjustment to the Contract Price for the Force Majeure impacts of Hurricane Harvey for the Stage 1 Liquefaction Facility. Section 6.8.A.2 provides that Contractor is entitled to an adjustment of the Contract Price for any delay or prevention that meets the requirements of Section 6.8A of the Agreement, if such delay or prevention, alone or in conjunction with other Force Majeure Events, continues for a period of at least thirty (30) Days, in the aggregate. The Parties agree that the Force Majeure impacts of Hurricane Harvey prevented or delayed the Work for a period of thirty-eight (38) Days and that Contractor is entitled to compensation for the reasonable costs necessarily incurred by Contractor during the eight (8) Days after the expiration of the thirty (30) Day period. The Parties agree that Owner will compensate Contractor in the amount of Nine Million Two Hundred Thousand U.S. Dollars (U.S. $9,200,000) for such costs (the “Hurricane Harvey Force Majeure Compensation”). The Hurricane Harvey Force Majeure Compensation shall reduce the Owner’s total liability set forth in Section 6.8.A.2.c of the Agreement from Fifty Million U.S. Dollars (U.S. $50,000,000) to Forty Million Eight Hundred Thousand U.S. Dollars (U.S. $40,800,000).

2.
Owner shall pay Contractor the Hurricane Harvey Force Majeure Compensation according to the payment terms of the Agreement upon receipt of Contractor’s invoice for the month of July 2018. Contractor shall include a line item in such invoice identifying the Hurricane Harvey Force Majeure Compensation.

3.	The Parties hereby amend the Agreement by adding as a new Article 13.3 as follows:
“13.3     Special Schedule Rewards.
A.Special Schedule Reward 1. If Fuel Gas is introduced to Subproject 1 no later than July 31, 2018, Owner shall pay Contractor a bonus in the amount of Two Million Five Hundred Thousand U.S. Dollars (U.S. $2,500,000).
B.Special Schedule Reward 2. If the Train 1 Ethylene and Propane Compressor Mechanical Runs are completed on Subproject 1 no later than September 8, 2018, Owner shall pay Contractor a bonus in the amount of Two Million Five Hundred Thousand U.S. Dollars (U.S. $2,500,000).
C.Special Schedule Reward 3. If Subproject 1 produces and delivers at least 160,000 cubic meters of net LNG into the storage Tank(s), as measured by the LNG Tank radar gauge, on or before December 15, 2018, Owner shall pay Contractor a bonus in the amount of Five Million U.S. Dollars (U.S. $5,000,000) plus the full value of Special Schedule Reward 1 and Special Schedule Reward 2 if those Special Schedule Rewards were not previously earned.
D.Special Schedule Reward 4. If Subproject 1 produces and delivers at least 160,000 cubic meters of net LNG into the storage Tank(s), as measured by the LNG Tank radar gauge, on or before January 15, 2019, Owner shall pay Contractor a bonus in the amount of Fifty Cents (U.S. $0.50) per MMBtu of all LNG that is produced by Subproject 1 and delivered into the Tanks before the end of March 1, 2019. This reward is in addition to the Schedule Bonus for SP1 as defined in Section 13.2 of the EPC Agreement and any other Special Schedule Rewards earned.

E.	The total of all above Special Schedule Rewards shall not exceed Thirty Million U.S. Dollars (U.S. $30,000,000).

F.All dates listed above are fixed dates, and not subject to adjustment for any reason unless the Chief Executive Officer of Cheniere Energy, Inc. agrees in its sole discretion to allow for an adjustment.”

4.	Contractor waives any entitlement to or claims for an adjustment to Target Substantial Completion Dates and Guaranteed Substantial Completion Dates for the impacts of Hurricane Harvey.

5.
Both Parties agree that the intent of the phrase in Sections 13.2.A(ii) and 13.2.B(ii) of the Agreement “sold by Owner to one of its customers” means with respect to the sale of LNG “loaded onto an LNG Tanker for export to one of Owner’s customers.” With respect to the Schedule Bonus for SP2, the Parties further agree that the LNG produced by Subproject 2 after the Schedule Bonus Date for SP1 (as defined in Section 13.2A) is not eligible for any Schedule Bonus.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$7,080,830,000
Net change by previously authorized Change Orders (0001-00042).................................................................		$695,002,402
The Contract Price prior to this Change Order was...........................................................................................		$7,775,832,402
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................		$7,785,032,402

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00042).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00042).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$950,561,351
Net change by previously authorized Change Orders (0001-00042).................................................................	$(812,283,979)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$138,277,372
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$138,277,372
Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A
Adjustment to Payment Schedule: N/A.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.
Initials: /s/ SB Contractor /s/ EL Owner
~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~
~~Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
SVP E&C	SVP
Title	Title
June 5, 2018	May 18, 2018
Date of Signing	Date of Signing

CHANGE ORDER

Condense sate Takeaway Modifications and Tell-Tale Signs for Leak Detection and Repair

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00044 DATE OF CHANGE ORDER: June 6, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1)
Per Articles 6.1 and 6.2 of the Agreement, Parties agree Contractor will implement changes to incorporate condensate takeaway modifications and revisions for tell-tale signs for leak detection and repair for Subprojects 1 and 2.

2)
Parties agree Contractor will reduce the contract price to return to Owner the agreed settlement value for Contractor’s Craft Incentive Due to Hurricane Harvey that was negotiated in CO-00038, Exhibit A, Scope of Work, Item 16. Contractor has negotiated a reimbursement from our insurer for this amount.

3)	The scope of this Change Order is further detailed in Exhibit A.

4)	The cost breakdowns for the scope of work noted above in this Change Order are detailed in Exhibit B. These costs are as detailed in Trend S1-2061 and Trend S1-2064.

5)
Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C-1 of this Change Order. In addition to the adjustments associated with the above changes, four (4) milestone payment descriptions (milestone numbers ALS 43.3, ALS 43.4c12, ALS 52.2, and ALS 52.3c12) are adjusted as shown in Exhibit C-2 of this Change Order. These milestones payment description adjustments do not modify the overall total amounts of Attachment C of the Agreement.

Milestone No. ALS 43.3, is hereby amended by
Delete the description “Deliver 90 Day Notice to RFSU of Subproject 1” and replace with “Deliver 120 Day Notice to RFSU of Subproject 1”.

Milestone No. ALS 43.4c12, is hereby amended by
Delete the description “Deliver 90 Day Notice to RFSU of Subproject 1” and replace with “Deliver 120 Day Notice to RFSU of Subproject 1”.

Milestone No. ALS 53.2, is hereby amended by
Delete the description “Deliver 90 Day Notice to RFSU of Subproject 2” and replace with “Deliver 120 Day Notice to RFSU of Subproject 2”.

Milestone No. ALS 52.3c12, is hereby amended by
Delete the description “Deliver 90 Day Notice to RFSU of Subproject 2” and replace with “Deliver 120 Day Notice to RFSU of Subproject 2”.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$7,080,830,000
Net change by previously authorized Change Orders (0001-00043).................................................................		$704,202,402
The Contract Price prior to this Change Order was...........................................................................................		$7,785,032,402
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................		$7,784,388,100

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00043).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00043).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$950,561,351
Net change by previously authorized Change Orders (0001-00043).................................................................	$(812,283,979)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$138,277,372
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$138,277,372
Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A
Adjustment to Payment Schedule: Yes. See Exhibit C of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.
Initials: /s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~
~~Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
For Owner	For Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP E&C	Senior Project Manager
Title	Title
July 2, 2018	June 29, 2018
Date of Signing	Date of Signing

CHANGE ORDER

Early Turnover of Security Operations Building

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00045 DATE OF CHANGE ORDER: June 6, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
Prior to Substantial Completion of Subproject 1, Owner desires to occupy and use the following component of the Stage 1 Liquefaction Facility:

•	Component 00A-4053 Security Operations Building- a portion of System 040-27 “Miscellaneous Security Buildings”
Owner requested early turnover of the Building no later than July 6, 2018. Contractor agrees that Owner shall occupy and use the Building during Phase 2, subject to the following conditions:

1)	“Phase 1” means the time period beginning upon the date this Change Order is executed and prior to the date the Building is turned over to Owner.

2)	“Phase 2” means the time period beginning the date the Building is turned over to Owner and ending on the date of Substantial Completion of Subproject 1.

3)	During Phase 1:

a)
Contractor shall complete the Building in accordance with the Agreement (including the Specifications) so that the Building is ready for full occupancy and shall obtain a Certificate of Occupancy for each of the Building according to the Project Schedule.

b)	Contractor shall continue to perform preventive maintenance on the Building and their systems according to the operating and maintenance manuals.

c)
On or before July 6, 2018, Owner and Contractor shall jointly inspect the Remaining Work (as set forth in Exhibit B) to determine and record the condition of the Remaining Work. The Parties shall agree on a punchlist of items identified as needing to be completed or corrected as a result of such inspection.

d)
On or before July 6, 2018, Contractor shall deliver to Owner the keys to the Building and Owner shall maintain access control and security inside the Building. Contractor will install a barricade around the Building with access points for Owner and its subcontractors to enter the Building.

4)	During Phase 2:

e)	Owner shall have the right to occupy and use the Building, locate personnel in the Building and use and store materials as required.

f)	Owner shall provide Contractor with reasonable access to complete all punchlist items so long as such access does not unreasonably interfere with Owner’s use of the Building.

g)	Contractor shall continue to provide utilities (temporary and permanent) to the Building.

h)	Owner will transport its personnel to the Building.

i)	Owner will perform preventive maintenance on the Building.

j)	Owner shall have risk of loss of any of material stored in the Building.

5)	The Defect Correction Period for the Building shall commence upon the commencement of Phase 2.

6)	Owner’s operational insurance shall cover the Building upon commencement of Phase 2.

7)	Owner shall manage Environmental, Safety & Health incidents involving Owner’s work within the Building, with Contractor’s reasonable assistance as needed on a cost reimbursable basis.

8)
If Owner Group’s use of the Building adversely impacts Contractor’s Work, Contractor will be entitled to a Change Order adjusting the Project Schedule in accordance with Sections 6.2A or 8.2C of the Agreement.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$7,080,830,000
Net change by previously authorized Change Orders (0001-00044).................................................................		$703,558,100
The Contract Price prior to this Change Order was...........................................................................................		$7,784,388,100
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................		$7,784,388,100

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00044).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00044).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$950,561,351
Net change by previously authorized Change Orders (0001-00044).................................................................	$(812,283,979)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$138,277,372
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$138,277,372

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: N/A
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Initials: /s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~

~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
For Owner	For Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP E&C	Senior Project Manager
Title	Title
July 2, 2018	June 29, 2018
Date of Signing	Date of Signing